Execution Version
Exhibit 10.1
EQUITY ONE, INC.
COMMON STOCK PURCHASE AGREEMENT
     This Common Stock Purchase Agreement (the “Agreement”) is entered into as of April 8, 2009, by and between Equity One, Inc., a Maryland corporation (the “Company”), and MGN America, LLC, a Delaware limited liability company (the “Purchaser”).
RECITALS
     WHEREAS, the Purchaser desires to purchase shares of the Company’s common stock, par value $.01 per share (“Common Stock”), such purchase to be made in a private placement the closing of which is to occur substantially simultaneously with the closing (the “Closing”) of the public offering (the “Public Offering”) by the Company pursuant to an underwriting agreement between the Company and Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters name therein, to be dated on or about April 9, 2009 (the “Underwriting Agreement”);
     WHEREAS, the Company desires to issue and sell the Shares (as defined below) to the Purchaser on the terms and conditions set forth herein to fund its corporate purposes.
     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:
     1. Agreement to Sell and Purchase. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, at the Closing, 2,200,000 shares of Common Stock, provided, however, that if the number of shares of Common Stock sold in the Public Offering (other than pursuant to the over-allotment option) exceeds 4,000,000 shares, then the Purchaser shall purchase from the Company pursuant to this Agreement an additional number of shares of Common Stock equal to 50 percent of such excess (such shares to be so purchased, the “Shares”), provided, further, that the Purchaser shall not be required to purchase an aggregate number of Shares in excess of the quotient of $35,000,000 divided by the Purchase Price (as defined below). The per share purchase price payable by the Purchaser for the Share shall be equal to the gross price to the public at which shares of Common Stock are to be offered by the underwriters in the public offering contemplated by the Underwriting Agreement (the “Purchase Price”).
     2. Closing, Delivery and Payment. (a) Subject to the terms of Section 5 hereof, the closing of the sale and purchase of the Shares under this Agreement (the “Private Closing”) shall take place substantially simultaneously with the Closing pursuant to the Underwriting Agreement (the date of such closing shall be referred to herein as the “Closing Date”).
          (b) At the Private Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchaser a certificate representing the Shares against payment by or on behalf of the Purchaser of the aggregate Purchase Price for the Shares by wire transfer to an account designated by the Company, or by such other means as shall be mutually agreeable to Purchaser and the Company. The Closing shall take place at the offices of the Company or by mail or email facilities or such other place or means as the Company and the Purchaser may agree.
     3. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that, as of the date hereof, the representations and warranties set forth in the Underwriting Agreement are true and correct to the extent set forth therein, and incorporated by reference in their entirety herein. The Company hereby additionally represents and warrants to each Purchaser as of the date hereof as follows:
          3.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries taken as a whole.
          3.2 Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement for the sale and issuance of the Shares pursuant hereto and for the performance of the Company’s obligations hereunder and the Registration Rights Agreement of even date herewith (the “Registration Rights Agreement”) has been taken or will be taken prior to the Private Closing. Each of this Agreement and the Registration Rights Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, moratorium, and other laws affecting creditors’ rights generally and subject further to general principles of equity. At the time of the Closing, the sale of the Shares will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens, claims, encumbrances or other restrictions other than restrictions on transfer under this Agreement, the Company’s amended and restated Charter, as amended from time to time, and under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed or any liens, claims, encumbrances or other restrictions entered into by the Purchaser.
          3.3 Compliance With Other Instruments. The execution, delivery and performance of and compliance with this Agreement and the Registration Rights Agreement and the issuance and sale of the Shares pursuant hereto will not (i) materially conflict with, or result in a material breach or violation of, or constitute a material default under, or result in the creation or imposition of any material lien, claim, encumbrance or restriction, (ii) violate, conflict with or result in the breach of any material terms of, or result in the material modification of, any material contract or otherwise give any other contracting party the right to terminate a material contract, or constitute (or with notice or lapse of time both constitute) a material default under any material contract to which the Company is a party or by or to which it or any of its assets or properties may be bound or subject or (iii) result in any violation, or be in conflict with or constitute a default under any term, of its charter or bylaws, which in any such case could reasonably be expected to have a material adverse effect on the Company, its financial condition or results of operation.
     4. Representations and Warranties of the Purchaser.
     The Purchaser hereby represents and warrants to the Company as follows:
          4.1 Requisite Power and Authority. The Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and the Registration Rights Agreement and to carry out the provisions of this Agreement and the Registration Rights Agreement. All action on the Purchaser’s part required for the lawful execution and delivery of this Agreement and the Registration Rights Agreement has been or will be effectively taken prior to the Private Closing. Each of this Agreement and the Registration Rights Agreement, when executed and delivered, will be a valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights and (ii) general principles of equity that restrict the availability of equitable remedies.
          4.2 Investment Representations. The Purchaser understands that the Shares have not been registered under the Securities Act. The Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon the Purchaser’s representations and warranties as follows:
               (a) Purchaser is an Accredited Purchaser. The Purchaser represents that the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D under the Securities Act or a “qualified institutional buyer” within the meaning of Rule 144A(a)(1) under the Securities Act.
               (b) Purchaser Bears Economic Risk. The Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. The Purchaser understands that it will have no registration rights with respect to its Shares except as set forth in the Registration Rights Agreement. The Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow the Purchaser to transfer all or any portion of its Shares under the circumstances, in the amounts or at the times the Purchaser might propose.

               (c) Acquisition For Own Account. The Purchaser is acquiring the Shares for the Purchaser’s own account for investment only, and not with a view towards their distribution within the meaning of the Securities Act.
               (d) Purchaser Can Protect Its Interests. The Purchaser represents that by reason of its, or of its management’s, business or financial experience, the Purchaser has the capacity to evaluate its investment in the Shares and the transactions contemplated in this Agreement. The Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.
               (e) Company Information. The Purchaser has had an opportunity to discuss the Company’s business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company’s operations and facilities. The Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.
          4.3 Legends. The certificate representing the Shares may be endorsed with the following legend:
“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), and are “restricted securities” as defined in Rule 144 promulgated under the Act. The securities may not be sold or offered for sale or otherwise distributed except (i) in conjunction with an effective registration statement for the shares under the Act, or (ii) in compliance with Rule 144 or (iii) pursuant to an opinion of counsel addressed and reasonably acceptable to the corporation that such registration or compliance is not required as to such sale, offer or distribution.”
     Except as set forth it the Registration Rights Agreement, the Company need not register a transfer of any Shares, and may also instruct its transfer agent not to register the transfer of any Shares, unless the conditions specified in the foregoing legend are satisfied.
          4.4 Removal of Legend and Transfer Restrictions. Any legend endorsed on a certificate pursuant to subsection 4.3 and the stop transfer instructions with respect to such Shares shall be removed and the Company shall issue a certificate without such legend to the holder thereof if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Shares may be made without registration.

     5. Conditions to Closing. The Purchaser’s obligation to purchase and the Company’s obligation to sell the Shares shall be subject to the condition that the Closing under Underwriting Agreement occur substantially simultaneously therewith.
     6. Rule 144 Reporting.
     With a view to making available to each Purchaser the benefits of certain rules and regulations of the Commission which may permit the sale of the Shares to the public without registration, the Company agrees at all times after the Closing to:
                    (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act (“Rule 144”);
                    (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”); and
                    (c) so long as the Purchaser owns any Shares, to furnish to the Purchaser within a reasonable time upon a written request by the Purchaser, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as the Purchaser may reasonably request in complying with any rule or regulation of the Commission allowing the Purchaser to sell any such securities without registration and shall cause its counsel promptly to provide appropriate legal opinions to the Company’s transfer agent in connection with a proper sale of Shares pursuant Rule 144.
     7. Miscellaneous.
          7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Florida without regard to the principles of conflict of laws thereof that would cause the laws of another jurisdiction to apply.
          7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.
          7.3 Successors and Assigns. This Agreement and the rights granted hereunder may not be assigned, sold, transferred, pledged, hypothecated or otherwise disposed. The Company agrees that Shares may be pledged by the Purchaser to a bona fide third party pledgee, subject to satisfaction of the conditions specified in the legend set forth in Section 4.3 hereof and the terms and conditions of any lock up or similar agreement executed by the Purchaser in connection with the public offering contemplated by the Underwriting Agreement. This Agreement shall be binding upon and inure to the benefit of the Company, the Purchaser and their respective successors and permitted assigns.
          7.4 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
          7.5 Amendment and Waiver.
               (a) Any amendment of this Agreement shall only be binding upon the parties hereto executing such amendment.
               (b) The obligations of the Company and the Purchaser under this Agreement may be waived only with the written consent of the parties hereto to whom such obligations are owed.
               (c) Except to the extent provided in this Section 7.5, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
               (d) Any amendment or waiver effected in accordance with this Section 7.5 shall be binding upon any future holder of some or all of the Shares.
          7.6 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (a) upon personal delivery, (b) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, (c) upon confirmed delivery by means of a nationally recognized overnight courier service or (d) upon confirmed transmission of facsimile addressed: (i) if to the Purchaser, at the Purchaser’s address as set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing or (ii) if to the Company, at its address as set forth on the signature page hereto, or at such other address as the Company shall have furnished to Purchaser in writing.
          7.7 Expenses. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement, and the Purchaser shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.
          7.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument and which may be delivered by telecopy or email.
          7.10 Broker’s Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker’s or finder’s fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.10 being untrue.
          7.11 Termination. This Agreement shall terminate upon any valid termination of the Underwriting Agreement.
          7.12 Subsequent, Consents, Permits and Waivers. The Company shall obtain promptly after any Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to such Closing because they may be properly obtained subsequent to such Closing.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

Company: Equity One, Inc.
By:	/s/ Arthur L. Gallagher
	Name:	Arthur L. Gallagher
	Its:	Executive Vice President, General Counsel and Secretary
Address: 1600 NE Miami Gardens Drive North Miami Beach, Florida 33179

Purchaser: MGN America LLC
By:	/s/ Chaim Katzman
Name: Chaim Katzman
	Its:	Manager

By:	/s/ Roni Soffer
Name: Roni Soffer
Address: 1696 NE Miami Gardens Drive North Miami Beach, Florida 33179